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                                                                      EXHIBIT 23


            Consent of Independent Registered Public Accounting Firm

     We consent to the incorporation by reference in this Annual Report (Form 10-K) of Brush Engineered Materials Inc. and subsidiaries of our reports dated February 28, 2005, with respect to the consolidated financial statements of Brush Engineered Materials Inc. and subsidiaries, Brush Engineered Materials Inc. and subsidiaries' management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Brush Engineered Materials Inc. and subsidiaries, included in the 2004 Annual Report to Shareholders of Brush Engineered Materials Inc.

     Our audits also included the financial statement schedule of Brush Engineered Materials Inc. and subsidiaries listed in Item 15(a). This schedule is the responsibility of Brush Engineered Materials Inc.'s management. Our responsibility is to express an opinion based on our audits. In our opinion, as to which the date is March 14, 2005, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     We consent to the incorporation by reference in the following Registration
     Statements:

     (1) Registration Statement Number 333-88994 on Form S-8 dated May 24, 2002;

     (2) Post-Effective Amendment Number 1 to Registration Statement Number 333-74296 on Form S-8 dated November 30, 2001;

     (3) Post-Effective Amendment Number 5 to Registration Statement Number 2-64080 on Form S-8 dated May 17, 2000;

     (4) Post-Effective Amendment Number 1 to Registration Statement Number 333-63355 on Form S-8 dated May 17, 2000;

     (5) Post-Effective Amendment Number 1 to Registration Statement Number 33-28605 on Form S-8 dated May 17, 2000;

     (6) Post-Effective Amendment Number 1 to Registration Statement Number 333-63353 on Form S-8 dated May 17, 2000;

     (7) Post-Effective Amendment Number 1 to Registration Statement Number 333-63357 on Form S-8 dated May 17, 2000;

     (8) Post-Effective Amendment Number 1 to Registration Statement Number 333-52141 on Form S-8 dated May 17, 2000;

     (9) Post-Effective Amendment Number 1 to Registration Statement Number 2-90724 on Form S-8 dated May 17, 2000;

     (10) Registration Statement Number 333-63353 on Form S-8 dated September 14, 1998;

     (11) Registration Statement Number 333-63355 on Form S-8 dated September 14, 1998;

     (12) Registration Statement Number 333-63357 on Form S-8 dated September 14, 1998;

     (13) Registration Statement Number 333-52141 on Form S-8 dated May 5, 1998;

     (14) Registration Statement Number 33-28605 on Form S-8 dated May 5, 1989;

     (15) Registration Statement Number 2-90724 on Form S-8 dated April 27,
          1984;

     (16) Post-Effective Amendment Number 3 to Registration Statement Number 2-64080 on Form S-8 dated April 22, 1983.

     (17) Registration Statement Number 333-114147 on Form S-3 dated July 1,
          2004.



Cleveland, Ohio
March 14, 2005